UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - x
In re:                                  :   Chapter 11
                                        :
Refco Inc., et al                       :   Case Nos. 05-60006 - 05-60029,
                                        :   06-11260 - 06-11262,
                                        :   and 06-12436 (RDD)
   Debtors.                             :  (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - x


            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
             THE PERIOD FROM NOVEMBER 1, 2006 TO NOVEMBER 30, 2006

DEBTORS' ADDRESS:        One World Financial Center, 200 Liberty Street,
                         New York, NY 10281-1094

                         MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC., ET AL
                         (IN THOUSANDS):                             $407,890

                         MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC., ET AL
                         (IN THOUSANDS):                              $25,212

DEBTORS' ATTORNEY:       Skadden, Arps, Slate, Meagher & Flom LLP
                         J. Gregory Milmoe (JM 0919)
                         Sally McDonald Henry (SH 0839)
                         Four Times Square
                         New York, New York 10036


REPORT PREPARER:         Refco Inc. et al.


     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                    /s/ Peter F. James
                                    -------------------------------------------
                                    Peter F. James
                                    Controller
DATE: December 14, 2006             Refco Inc. / Refco Capital Markets, Ltd.(1)



-----------------
(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and filed applications to retain the professionals responsible for preparing those reports. Those applications have been granted by that certain Final Order Authorizing the Employment of Goldin Associates, LLC and AP Services, LLC as Crisis Managers for Refco Capital Markets, Ltd. dated July 17, 2006. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.

                                Refco Inc., et al
          Index to Monthly Statement of Cash Receipts and Disbursements


                                                                           Page

               Notes to Monthly Statement of Cash Receipts                    3
               and Disbursements
Schedules:
Schedule I     Schedule of Cash Receipts and Disbursements by Debtor          4
Schedule II    Schedule of Payroll and Payroll Taxes                          5
Schedule III   Schedule of Federal, State and Local Taxes Collected,          6
               Received, Due or Withheld
Schedule IV    Schedule of Professional Fee Disbursements                     7
Schedule V     Insurance Statement                                            8

                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
          NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                   (Unaudited)
            For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006


NOTE 1--Petition for Relief under Chapter 11

     On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Limited, Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Initial Debtors"). On June 5, 2006 three additional subsidiaries and affiliates (Westminster-Refco Management LLC ("Westminster"), Refco Managed Futures, LLC ("Futures"), and Lind-Waldock Securities LLC ("Lind-Waldock")) filed petitions for relief under Chapter 11 of the Bankruptcy Code and on October 16, 2006 one additional subsidiary and affiliate (Refco Commodity Management, Inc. ("RCMI")) filed a petition for relief under Chapter 11 of the Bankruptcy Code (together Westminster, Futures, Lind-Waldock, and RCMI the "Additional Debtors") (the Initial Debtors and the Additional Debtors, collectively, the "Debtors"). On June 9, 2006 and November 15, 2006, the Court entered orders authorizing the joint administration of the Additional Debtors' cases with the Initial Debtors' cases. The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding.

NOTE 2--Basis of Presentation

     On October 9, 2005, after consultation by the Audit Committee with Refco Inc.'s ("Refco") independent accountants, Refco determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, Refco is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, Refco has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.


                                           Schedule I
                                        Refco Inc., et al
                            CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                         (in thousands)
                    For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006


                                                 Beginning          Cash             Cash            Ending
Case #    Legal Entity                          Cash Balance       Receipts       Disbursements    Cash Balance
------    ------------                          ------------       --------       -------------    ------------

05-60009  Bersec International LLC              $      -           $   -            $    -           $    -

05-60019  Kroeck & Associates LLC                    339               1                 -              340

06-11262  Lind-Waldock Securities LLC                  -               -                 -                -

05-60012  Marshall Metals LLC                          -               -                 -                -

05-60014  New Refco Group Ltd., LLC                    -               -                 -                -

05-60020  Refco Administration, LLC                    -               -                 -                -

05-60017  Refco Capital Holdings, LLC                 11               -                 -               11

05-60010  Refco Capital Management, LLC                -               -                 -                -

05-60018  Refco Capital Markets, Ltd. (2)      1,292,603         390,020             6,432        1,676,192

05-60026  Refco Capital Trading, LLC                   -               -                 -               -

05-60022  Refco Capital LLC (1), (3)               5,962          14,804            13,360            7,406

06-12436  Refco Commodity Management, Inc.         1,512             187                58            1,641

05-60023  Refco F/X Associates, LLC (4)           45,682           1,226               459           46,449

05-60016  Refco Finance Inc.                           -               -                 -                -

05-60013  Refco Financial, LLC                         -               -                 -                -

05-60029  Refco Fixed Assets Management, LLC          93             -                 -                 93

05-60011  Refco Global Capital Management, LLC         -               -                 -                -

05-60007  Refco Global Finance Limited             3,432             560               427            3,564

05-60024  Refco Global Futures, LLC (5)            2,465              13             1,861              617

05-60028  Refco Global Holdings, LLC (5)          13,619             167             1,699           12,087

05-60027  Refco Group Ltd., LLC (5)              209,210             911               916          209,206

05-60008  Refco Information Services, LLC              -               -                 -                -

06-11261  Refco Managed Futures, LLC                   -               -                 -                -

05-60021  Refco Mortgage Securities, LLC               -               -                 -                -

05-60015  Refco Regulated Companies, LLC               -               -                 -                -

05-60006  Refco Inc.                                  80               1                 -               81

05-60025  Summit Management, LLC                       -               -                 -                -

06-11260  Westminster-Refco Management LLC             -               -                 -                -
                                              -----------      -----------        -----------   -----------
            Totals                            $ 1,575,010      $ 407,890          $ 25,212      $ 1,957,687
                                              ===========      ===========        ===========   ===========

(1) The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $2.1 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC.


(2) The $390.0 million in receipts for Refco Capital Markets, Ltd., represents proceeds from the liquidation of securities ($382.9 million), proceeds from the liquidation of funds at Fimat Alternative Strategies ($1.8 million), and interest income ($5.3 million). The $6.4 million in disbursements includes funding to Refco Capital LLC for its allocation of operating expenses and professional fees ($6.3 million) and the fluctuation in foreign exchange rates ($0.1 million).

(3) The $14.8 million in receipts for Refco Capital LLC include $0.6 million of Ontario tax refunds (related to Refco Canada Co.) received on behalf of various Refco entities and $0.3 million receipt from Man Financial for the payment of their portion of the Reuters Settlement, pursuant to the Stipulated Order entered by the Court on November 14, 2006, Resolving Motion of Reuters America LLC for an Order (a) Pursuant to
        Section 365(d)(2) Compelling Debtors' Assumption or Rejection of Executory Contracts and Licenses; (b) Alternatively, Pursuant to Section 362(d), Granting Relief from the Automatic Stay and/or Payment of Adequate Protection Pursuant to Sections 363(e) and 361, and (c) Granting an Allowed Administrative Claim Pursuant to Section 503(b)(1)(A) (the "Reuters Settlement"). The $13.4 million in disbursements include the payment of professional fees ($9.3 million), Reuters Settlement payment ($0.9 million), payroll and benefits ($0.5 million), return of proceeds received and held on behalf of other Refco entities ($0.5 million), and the payment of operating expenses.

(4) The $1.2 million in receipts for Refco F/X Associates, LLC includes proceeds from the sale of the customer list to Gain Capital Group, LLC, pursuant to an order entered by the Court on November 15, 2006 approving the sale ($0.8 million), the fluctuation in foreign exchange rates ($0.4 million), and interest income ($0.1 million). The $0.5 million in disbursements represents funding to Refco Capital LLC for its allocation of operating expenses and professional fees.

(5) The disbursements for Refco Global Futures, LLC ($1.9 million), Refco Global Holdings, LLC ($1.7 million), and Refco Group Ltd., LLC ($0.9 million) represent funding to Refco Capital LLC for their allocation of operating expenses and professional fees.

                                  Schedule II
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                      SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
            For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006


                            Employee Payroll        Employer Payroll
  Gross Wages Paid (2)      Taxes Withheld(1)        Taxes Remitted(1)
  ------------------        ----------------        ----------------
         $381                    $117                     $8


1 Taxes were remitted by the Debtors to a third party vendor and paid by the vendor to the appropriate federal and state tax authorities.

2 Gross Wages were paid by the Debtors on November 15, 2006 and November 30, 2006. Of the Gross Wages, approximately $167,000 were paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                  Schedule III
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
            For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006


                                                         Amount
                                                        Withheld/   Amount
                                                         Accrued     Paid
                                                         -------     ----
Federal
Domestic .............................................    $  0      $  0
Foreign ..............................................    $  0      $  0
                                                          ----      ----
   Total Federal Taxes ...............................    $  0      $  0
                                                          ----      ----
State and Local
Income and Franchise .................................    $  0      $  0
Property .............................................       0         0
Sales and Use ........................................       0         0
                                                          ----      ----
   Total State and Local .............................    $  0      $  0
                                                          ----      ----
Total Taxes ..........................................    $  0      $  0
                                                          ====      ====


No taxes were due for the current period. Also, all tax returns due during the period have been filed.

                                   Schedule IV
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                 (in thousands)
            For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006

                                               November           Fees Paid
Entity                                         Payments (1)         To Date
------                                         ------------      -----------
AlixPartners                                          $0           $21,624
Bingham McCutchen                                    958             4,471
Campbells                                             23                23
Capstone Advisory Group                              209               425
Conyers Dill & Pearman                                 5               130
Davis, Polk, and Wardwell                             42                42
Fiebinger, Polak, Leon,  & Partner                    42               230
FTI Consulting                                     1,874            10,009
Goldin Associates                                    924             8,300
Greenhill                                              0             5,220
Houlihan Lokey Howard & Zukin                        764             4,312
Kasowitz, Benson, Torres & Friedman                    0             2,189
Latham & Watkins                                       0               143
Lenz & Staehelin                                      15               158
Marc S. Kirschner (RCM Trustee)                    1,000             1,000
McKenna, Long, & Aldridge                              0             1,316
Milbank, Tweed, Hadley & McCloy                    1,042            12,935
Omni Management Group                                390             2,293
Sitrick And Company                                   25             1,739
Skadden, Arps, Slate, Meagher & Flom LLP           1,938            27,935
Trott & Duncan, Barristers & Attorneys                 1                22
UHY Advisors NY                                       65               315
Wildman, Harrold, Allen, & Dixon                       6                12
Williams Barristers & Attorneys                        9               164
                                              ---------       ------------
Total Payments                                $    9,331      $    105,008
                                              ==========      ============

(1) The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $0.5 million was disbursed on behalf of and reimbursed by Non-Debtors. The remaining $8.8 million was paid to professionals on behalf of and reimbursed by Debtors. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                                   Schedule V
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                 DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
            For the Period from NOVEMBER 1, 2006 TO NOVEMBER 30, 2006

     All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.